UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Report of Event occurring on November 15, 2000

Commission File No.  000-21566

                               JUNUM INCORPORATED

DELEWARE                                     84-1219819
(State of other jurisdiction                 (IRS Employer Identification
incorporated or organized)                   Number)

                              1590 Corporate Drive
                              Costa Mesa, CA 92626
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (714-) 979-5063

                                 AMENDMENT NO. 1

The  undersigned   registrant  hereby  amends  the  following  items,  financial statements, exhibits, or other portions of its CURRENT REPORT on Form 8-K dated November 30, 2000.

         Item 5.  Other Events
                  On January 12, 2001, Rich Toubman resigned from the Company's board of directors for personal reasons.

         Item 7.  Financial Statements and Exhibits
                  Attached are audited financial statements as of June 30, 2000 for Junum.com, Inc. a subsidiary that was acquired on November 15, 2000. Pro forma information on a consolidated basis would be the same as the separate statements of the subsidiary as the Registrant had no assets or operations for the periods presented.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Junum Incorporated


Date: January 26, 2001         By: /s/ Craig Hewitt
     ------------------         --------------------------------------
                                 Craig Hewitt, Chief Financial Officer

                                      Smith
                                        &
                                     Company

           A Professional Corporation of Certified Public Accountants

                          INDEPENDENT AUDITOR'S REPORT


Board of Directors
Junum.com, Inc.


We have audited the accompanying balance sheet of Junum.com, Inc. as of June 30, 2000, and the related statements of operations, changes in stockholders' deficit, and cash flows for the period from October 21, 1999 (date of inception) to June 30, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Junum.com, Inc. as of June 30, 2000, and the results of its operations, changes in stockholders' deficit, and its cash flows for the period from October 21, 1999 (date of inception) to June 30, 2000, in conformity with generally accepted accounting principles.


                                                    /s/ Smith & Company
                                                    CERTIFIED PUBLIC ACCOUNTANTS

Salt Lake City, Utah
January 12, 2001


          10 West 100 South, Suite 700o Salt Lake City, Utah 84101-1554
              Telephone: (801) 575-8297o Facsimile: (801) 575-8306
                          E-mail: smithco@dotplanet.com
           Members: American Institute of Certified Public Accountants
               o Utah Association of Certified Public Accountants

                                 JUNUM.COM, INC.
                                  BALANCE SHEET
                                  June 30, 2000



             ASSETS
CURRENT ASSETS
         Cash in bank                                                            $          96,922
         Accounts receivable - employee                                                      7,430
         Prepaid expenses                                                                   29,053
                                                                                 -----------------

                      TOTAL CURRENT ASSETS                                                 133,405

PROPERTY, PLANT & EQUIPMENT (Note 2)                                                     1,141,941

OTHER ASSETS
         Patents and trademarks (Note 7)                                                   105,753
         Deposits                                                                           62,062
         Other                                                                              44,000
                                                                                 -----------------
                                                                                           211,815

                                                                                 $       1,487,161

             LIABILITIES & STOCKHOLDERS DEFICIT
CURRENT LIABILITIES
         Accounts payable                                                        $         643,042
         Payable - shareholder (Note 3)                                                    916,540
         Accrued expenses (Note 4)                                                          64,840
         Loans payable (Notes 5 & 8)                                                       200,000
                                                                                 -----------------

                      TOTAL CURRENT LIABILITIES                                           1,824,422

STOCKHOLDERS' DEFICIT
         Preferred stock $.001 par value:
         Authorized 10,000,000 shares
             Issued and outstanding 0 shares 0
          Common Stock $.001 par value:
          Authorized - 100,000,000 shares
             Issued and outstanding 13,908,000 shares                                       13,908
         Additional paid-in capital                                                      2,286,066
         Retained deficit                                                               (2,637,235)
                                                                                 -----------------

                      TOTAL STOCKHOLDERS' DEFICIT                                         (337,261)
                                                                                 -----------------

                                                                                 $       1,487,161
                                                                                 =================

See Notes to Financial Statements.

                                 JUNUM.COM, INC.
                             STATEMENT OF OPERATIONS
                Period from October 21, 1999 (date of inception)
                                to June 30, 2000




Net sales                                                                        $          74,162
Cost of sales                                                                              169,242
                                                                                 -----------------

             GROSS LOSS                                                                    (95,080)

General & Administrative Expenses                                                        2,439,888
Depreciation                                                                                78,386
                                                                                 -----------------

             NET OPERATING LOSS                                                         (2,613,354)

Other Income (expenses)
         Interest earned                                                                     3,068
         Interest expense                                                                  (26,949)
                                                                                 -----------------

             NET LOSS BEFORE INCOME TAXES                                               (2,637,235)

Income tax expense                                                                               0
                                                                                 -----------------

             NET LOSS                                                            $      (2,637,235)
                                                                                 =================

Basic and diluted loss per share                                                 $            (.21)
                                                                                 =================

Weighted average number of common shares                                                12,452,664
                                                                                 =================



See Notes to Financial Statements.

                                 JUNUM.COM, INC.
                  STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT
                Period from October 21, 1999 (date of inception)
                                to June 30, 2000





                                                          Common Stock             Additional       Retained
                                                        Par Value $0.001             Paid-in        Earnings
                                                    Shares          Amount           Capital        (Deficit)
                                                 -------------  -------------     -------------  -------------
Sale of shares to incorporator at $.01
   per share October 21, 1999                        6,000,000  $       6,000     $      54,000
Shares issued for assets at $.01
   per share October 21, 1999                        4,000,000          4,000            36,000
Shares issued for services at $.05
   per share November 1, 1999                        1,478,000          1,478            67,922
Sale of restricted shares at $.88
   in private placement March 15, 2000               2,430,000          2,430         2,128,144
Net loss for period                                                                              $  (2,637,235)
                                                 -------------  -------------     -------------  -------------

                                                    13,908,000  $      13,908     $   2,286,066  $  (2,637,235)
                                                 =============  =============     =============  =============



See Notes to Financial Statements.

                                 JUNUM.COM, INC.
                             STATEMENT OF CASH FLOWS
                Period from October 21, 1999 (date of inception)
                                to June 30, 2000





OPERATING ACTIVITIES
   Net loss                                                                    $   (2,637,235)
   Adjustments to reconcile net loss to cash
     provided by operating  activities:
       Depreciation                                                                    78,386
       Stock issued for expenses                                                       69,400
   Changes in assets and liabilities:
       Accounts receivable                                                             (7,430)
       Prepaid expense                                                                (29,053)
       Accrued expenses                                                                64,840
       Deposits                                                                       (62,062)
       Accounts payable                                                               643,042
                                                                               --------------

                                                            NET CASH REQUIRED
                                                      BY OPERATING ACTIVITIES      (1,880,112)

INVESTING ACTIVITIES
   Purchase of equipment                                                           (1,220,327)
   Costs of registering patents                                                      (105,753)
   Purchase of domain name                                                             (4,000)
                                                                               --------------

                                                            NET CASH REQUIRED
                                                      BY INVESTING ACTIVITIES      (1,330,080)

FINANCING ACTIVITIES
   Loans                                                                            1,116,540
   Sale of stock                                                                    2,190,574
                                                                               --------------

                                                            NET CASH PROVIDED
                                                      BY FINANCING ACTIVITIES       3,307,114
                                                                               --------------

                                        INCREASE IN CASH AND CASH EQUIVALENTS          96,922

   Cash and cash equivalents at beginning of period                                         0
                                                                               --------------

                                                      CASH & CASH EQUIVALENTS
                                                             AT END OF PERIOD  $       96,922
                                                                               ==============

SUPPLEMENTAL DISCLOSURES OF
   CASH FLOW INFORMATION
Cash paid for:
   Interest                                                                    $          372
   Taxes                                                                                    0


NONCASH INVESTING AND FINANCING ACTIVITIES
During 1999, the Company issued 4,000,000 shares of common stock to acquire the assets of National Credit Clearing Network (NCCN), and to retain the services of its principal officer. The assets consisted primarily of a customer base and lists, which were recorded at a value of $40,000.



See Notes to Financial Statements.

                                 JUNUM.COM, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 2000


NOTE 1:       SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES
              Organization and History
              Junum.com, Inc. ("The Company"), a Nevada corporation formed in 1999, is an internet web-based financial portal with a wide range of financial products and services. These services include credit maintenance, credit facilities, credit information services, and educational services. On October 25, 1999, the Company acquired certain assets of National Credit Clearing Network (NCCN) which specializes in the maintenance of credit profiles and providing minor credit facilities. The goal of the Company is to transform the existing business from NCCN into an internet based credit maintenance and brokerage facility.

              Accounting Methods
              The Company recognizes income and expenses based on the accrual method of accounting.

              Dividend Policy
              The Company has not yet adopted any policy regarding payment of dividends in cash.

              Revenue Recognition
              Revenue is recognized upon receipt of monthly subscription fees.

              Cash and Cash Equivalents
              For financial statement purposes, the Company considers all highly liquid investments with an original maturity of three months or less when purchased to be cash equivalents.

              Earnings per share
              Basic and diluted loss per share is computed by dividing net loss by the weighted average number of common shares outstanding during the period presented. The Company's diluted loss per share does not include any common stock equivalents, as their effect is anti-dilutive.

              Stock options and stock purchase warrants to purchase shares of common stock that were outstanding at June 30, 2000 which were not included in the computation of diluted loss per share, because the impact would have been anti-dilutive, were 1,725,000 and 2,378,172, respectively.

              Estimates
              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, and expenses during the reporting period. Estimates also affect the disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates. Such estimates of significant accounting sensitivity include depreciation expenses.

              Income Taxes
              The Company records the income tax effect of transactions in the same year that the transactions enter into the determination of income, regardless of when the transactions are recognized for tax purposes. Tax credits are recorded in the year realized. Since the Company has not yet realized income as of the date of this report, no provision for income taxes has been made.

                                 JUNUM.COM, INC.
                    NOTES TO FINANCIAL STATEMENTS (continued)
                                  June 30, 2000

NOTE 1:       SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES (continued)
              Income Taxes (continued)
              In February, 1992, the Financial Accounting Standards Board adopted Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes, which supersedes substantially all existing authoritative literature for accounting for income taxes and requires deferred tax balances to be adjusted to reflect the tax rates in effect when those amounts are expected to become payable or refundable.

              Stock Options
              The Company has elected to follow Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" (APB
              25) and related interpretations in accounting for its employee stock options rather than adopting the alternative fair value accounting provided for under Financial Accounting Standards Board ("FASB") FASB Statement No. 123, Accounting for Stock Based Compensation (SFAS 123).

              Research and Development Costs
              All research and development costs, which establish technological advancement, are charged to operations in the year in which they are incurred.

              Fair Value of Financial Instruments
              Due to their short-term maturity, the carrying values of certain financial instruments were assumed to approximate their fair values. The financial instruments include: trade accounts payable, accrued liabilities, amounts due to shareholders, and demand loans included in current liabilities. The fair value of these financial instruments is not significantly different than their carrying amounts.

NOTE 2:       PROPERTY, PLANT, AND EQUIPMENT
              Property, plant, and equipment as of June 30, 2000 are summarized as follows:

                                                                      Accumulated          Net Book
                                                     Cost            Depreciation            Value
                                                 -------------    ------------------    -------------
              Office equipment                   $     115,340    $           10,088    $     105,252
              Computers and software                   408,685                29,333          379,352
              Furniture and fixtures                   297,466                10,228          287,238
              Telemarketing equipment                  215,788                16,316          199,472
              Leasehold improvements                   183,048                12,421          170,627
                                                 -------------    ------------------    -------------

                                                 $   1,220,327    $           78,386    $   1,141,941
                                                 =============    ==================    =============

              The Company depreciates property, plant, and equipment on a straight-line basis over the estimated useful lives of 3 to 7 years. Depreciation expense for the period ended June 30, 2000 was $78,386. The Company has followed the policy of capitalizing expenditures that materially increase the life of the related assets, and it has charged maintenance and repairs to expense.

NOTE 3:       RELATED PARTY TRANSACTIONS
              The Company's chairman and majority stockholder advanced $916,540 to the Company, which is treated as a loan payable in the accompanying balance sheet. The loan is payable on demand, or if no demand is made, by October 31, 2004. Interest at 8% is payable annually. The loan carries an option to convert to equity, which was exercised in November, 2000.

                                 JUNUM.COM, INC.
                    NOTES TO FINANCIAL STATEMENTS (continued)
                                  June 30, 2000

NOTE 4:       ACCRUED EXPENSES
              Accrued expenses as of June 30, 2000:

              Vacation pay                       $      38,263
              Interest                                  26,577
                                                 -------------

                                                 $      64,840
                                                 =============

NOTE 5:       LOANS PAYABLE
              Loans payable at June 30, 2000 are as follows:

                                       Interest
                                         Rate             Balance
                                     -------------    --------------
              M. Delizo                       9.0%    $      150,000
              T. Serbin                       9.0%            50,000
                                                      --------------

                                                      $      200,000
                                                      ==============

NOTE 6:       LEASES
              The  Company   leases   certain   property  and  equipment   under
              non-cancelable operating lease obligations. Minimum lease payments are as follows:

              Year ending June 30,
                                  2001           $     464,818
                                  2002                 329,824
                                  2003                 143,558
                                  2004                 115,677
                            Thereafter                  29,397
                                                 -------------

                         Total minimum
                        lease payments           $   1,083,274
                                                 =============

              Rent expense for the period ended June 30, 2000 was $149,684 for buildings and $45,713 for equipment.

NOTE 7:       PATENTS AND TRADEMARKS
              During the period ended June 30, 2000, the Company paid legal and regulatory fees to register a number of patents and trademarks. These costs have been capitalized, and they will be amortized over the estimated useful lives of the assets after the registration process is complete.

NOTE 8:       STOCKHOLDERS'  EQUITY AND CONVERTIBLE  DEBENTURES
              During 1999, the Company issued 3,000,000 (6,000,000 post-split) shares of common stock to the incorporator for $60,000 in cash. 2,000,000 (4,000,000 post-split) shares to an officer of the Company in exchange for assets valued at $40,000, and 739,000 (1,478,000 post-split) shares to various individuals for services rendered valued at $69,400.

              During 2000, the Company effected a 2 for 1 split of its common shares and sold 2,430,000 shares of common stock through a private placement memorandum dated March 15, 2000, at a price of $1.00 per share. Cash proceeds, net of issuance costs, were $2,130,574.

                                 JUNUM.COM, INC.
                    NOTES TO FINANCIAL STATEMENTS (continued)
                                  June 30, 2000

NOTE 8:       STOCKHOLDERS' EQUITY AND CONVERTIBLE  DEBENTURES (continued)
              In connection with the private placement, the Company granted stock purchase warrants to the investors to acquire up to 1,630,750 shares of common stock at a price of $1.125 per share. At June 30, 2000, no warrants were exercisable and no warrants have been exercised. The warrants expire in March 2003.

              During June 2000, the Company entered into a convertible debenture agreement in which it agreed to sell to certain named investors a total of $200,000 of 9% Convertible Debentures due December 31, 2000. The convertible debentures were convertible upon issuance into registered shares of common stock at $1.65 per share. The debt matured and the conversion option expired in December 2000; however, due to the merger with Eurbid (See Note 10) the options have been extended for three months.

NOTE 9:       INCENTIVE STOCK OPTION PLAN / WARRANTS
              During 1999, the Company established an incentive stock option plan for employees and directors of the Company. The maximum number of shares to be issued under the plan is 2,000,000. At June 30, 2000, 565,000 options have been granted. The Company also can grant non-qualified stock options. The aggregate fair market value (determined at the grant date) of the shares to which options become exercisable for the first time by an optionee during any calendar year shall not exceed $565,000 for qualified options and $1,160,000 for non-qualified options. In the case of non-qualified stock options, the option price shall not be less than $1.00 per share, or at a price exceeding $1.00 per share at the discretion of the Committee. During 1999, the following options were granted:

                    660,000   options   to   the   Chief    Executive    Officer
                    (non-qualified) 500,000 options to the Chief Technical Officer (non-qualified) 565,000 options to others

              The exercise  price is $1.00 per share,  and the options vest over
              36  months   from  date  of  issue.   1,725,000   options   remain
              un-exercised at June 30, 2000.

NOTE 10:      SUBSEQUENT EVENTS
              On October 6, 2000, the Company closed its Las Vegas telemarketing facility and consolidated all operations into the Costa Mesa corporate office. This resulted in a staff reduction of 75 personnel.

              On November 12, 2000, the Chief Executive Officer exercised his option to convert $1,350,000 of loans to the Company into 1,350 shares of Series A Preferred Stock at $1,000 par. The preferred shares are each convertible to 2,000 shares of common stock.

              On November 15, 2000, EURBID.COM, INC. ("Eurbid") acquired approximately 81% of the issued and outstanding capital stock of the Company ("Junum") pursuant to a Stock Exchange Agreement, dated November 15, 2000, by and between Eurbid, David B. Coulter and certain shareholders of the Company, in exchange for 10,990,000 shares of common stock of Eurbid. Accordingly, David B. Coulter, the controlling shareholder of Junum, was issued 7,950,000 shares of Eurbid's post reverse-split common stock, and thereby controls approximately 72% of the common stock of Eurbid.

                                 JUNUM.COM, INC.
                    NOTES TO FINANCIAL STATEMENTS (continued)
                                  June 30, 2000

NOTE 10:      SUBSEQUENT EVENTS (continued)
              On November 22, 2000, the Board of Directors and majority shareholders of Eurbid approved a one-for-forty reverse stock split (the "Reverse Stock Split") of its outstanding common stock (the "Common Stock"). The Reverse Stock Split will be effective on December 8, 2000 to shareholders of record at the close of business on December 8, 2000. As part of the Reverse Stock Split, the exercise price and the number of shares of Common Stock issuable upon exercise of the Company's outstanding options and warrants will also be adjusted.

              Effective December 31, 2000, the Company acquired a non-performing portfolio of approximately $352.5 million in credit card receivables (the "Receivables") representing approximately 189,000 individual accounts, as well as certain intellectual property and business systems relating to the conversion of non-performing receivables into performing receivables. The above transactions were completed pursuant to an Asset Purchase Agreement, dated as of December 31, 2000, by and between the Company and eCard Solutions, Inc. The purchase price of the assets was $5,100,000, payable in the form of 5,100 shares of the Eurbid's Series C Preferred Stock (the "Preferred Stock").

              The holder of the Preferred Stock is entitled to convert each share of Preferred Stock, plus any accrued but unpaid dividends, into 1,000 shares of Common Stock of Eurbid. The holders of the Preferred Stock are not entitled to vote on matters submitted to shareholders of Eurbid, except as required by law. The Preferred Stock also is subject to a per share liquidation preference of $1,000.00, plus any accrued but unpaid dividends. There are no mandatory dividends.

              The Preferred Stock issued to eCard Solutions, and all shares of common stock issuable upon conversion of such Preferred Stock, is not transferable for a period of 24 months following the Closing Date without the prior written consent of Eurbid. Each certificate representing such shares of Preferred Stock or common stock shall contain a legend describing such restriction.

              The Company has the right, at any time following November 15, 2002, to redeem for a redemption price of $0.10 per share of Series C Preferred Stock, plus the Redemption Assignment all or any portion of the Preferred Stock, but only in the event the Company receives and collects less than $4,900,000 in Net Collections from the Receivables. In such event, on or after November 15, 2002, the Company shall have the right to redeem a number of shares of Preferred Stock equal to the difference between $4,900,000 and the Net Collections.